Contingencies	12 Months Ended
Dec. 31, 2022
Contingencies [Abstract]
Contingencies [Text Block]

24Contingencies

Accounting policies
Contingent liabilities

A contingent liability is a liability of uncertain timing and amount. Contingencies are not recognized in the balance sheet because they are dependent on the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the company or because the risk of loss is estimated to be possible but not probable or because the amount cannot be measured reliably. Pursuant to IAS 37, Provisions, Contingent Liabilities and Contingent Assets, certain information is not disclosed for legal proceedings for which the company concludes that disclosure can be expected to seriously prejudice the outcome of the matter.

Financial guarantees

Philips’ policy is to provide guarantees and other letters of support only in writing. Philips does not stand by other forms of support. The company recognizes a liability at the fair value of the obligation at the inception of a financial guarantee contract. The guarantee is subsequently measured at the higher of the best estimate of the obligation or the amount initially recognized less, when appropriate, cumulative amortization.

Accounting estimates and judgments
Significant judgment is required to determine the likelihood of a potential outflow of resources. In addition, judgment is involved in determining whether the amount of an obligation can be measured with sufficient reliability. Contingencies involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties, governmental actions, tax and environmental remediation.
Contingent assets

As of December 31, 2022, the company had no material contingent assets.

Guarantees

The total fair value of guarantees recognized on the balance sheet amounts to EUR nil million for both 2022 and 2021. Remaining off-balance-sheet business related guarantees on behalf of third parties and associates to EUR 2 million in 2022 (December 31, 2021: EUR 2 million).

Environmental remediation

The company and its subsidiaries are subject to environmental laws and regulations. Under these laws, the company and/or its subsidiaries may be required to remediate the effects of certain manufacturing activities on the environment.

Legal proceedings

The company and certain of its group companies and former group companies are involved as a party in legal proceedings, regulatory and other governmental proceedings, including discussions on potential remedial actions, relating to such matters as competition issues, commercial transactions, product liability, participations, and environmental pollution.

While it is not feasible to predict or determine the outcome of all pending or threatened legal proceedings, regulatory and governmental proceedings, the company is of the opinion that the cases described below may have, or have had in the recent past, a significant impact on the company’s consolidated financial position, results of operations and cash flows.

Public Investigations

The company is engaged in discussions with, and has provided information to, the US Securities and Exchange Commission (SEC) and US Department of Justice (DoJ) regarding alleged tender irregularities in the medical device industry in certain jurisdictions. These interactions are primarily focused on a number of compliance findings that the company is addressing in Brazil, China and Bulgaria. In connection with these discussions and their status, the company recorded a provision in the amount of EUR 60 million.

Given the significant uncertainty regarding the nature of the relevant events and obligations, Philips is not currently able to reliably estimate the full financial effect of a range of possible outcomes in connection with the abovementioned discussions with the SEC and DoJ beyond the recorded provision. The outcomes of these matters could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

Respironics field action

On June 14, 2021, Philips’ subsidiary Philips RS North America LLC (Philips Respironics) issued a voluntary recall notification in the United States and field safety notice outside the United States for specific Philips Respironics CPAP, Bi-Level PAP, and mechanical ventilator devices (the “Recalled Devices”).

Consent decree

On August 26, 2021, the US Food and Drug Administration (FDA) commenced an inspection of the Philips Respironics manufacturing facility in Murrysville, Pennsylvania and provided Philips Respironics with its preliminary inspectional observations on November 9, 2021. Philips Respironics responded to the FDA’s inspectional observations in December 2021, which described the actions already taken by the company, as well as additional planned actions. Philips Respironics is also providing periodic updates to the FDA on its progress for the planned actions. In July 2022, Philips started discussions with the DoJ acting on behalf of the FDA on a consent decree that would address compliance requirements for future sales, the resolution of the inspectional findings and the completion of the recall. At the end of December 2022, the discussions are ongoing.

DoJ investigation

On April 8, 2022, Philips Respironics and certain of Philips’ subsidiaries in the US received a subpoena from the US DoJ to provide information related to events leading to the Respironics recall. The relevant subsidiaries are cooperating with the investigation. The criminal and civil investigation is being conducted by the US DoJ’s Consumer Protection Branch and Civil Fraud Section, and the US Attorney’s Office for the Eastern District of Pennsylvania. Given the early stages of the investigation, the company is not able to reliably estimate the financial impact, if any.

Product liability claims

Following the voluntary recall notification, a number of civil complaints have been filed in several jurisdictions against Philips Respironics and certain of its affiliates (including the company) generally alleging economic loss, personal injury and/or the potential for personal injury allegedly caused by devices subject to the recall.

In the United States, consumer and commercial class action lawsuits have been filed alleging economic loss and medical monitoring claims. Individual personal injury lawsuits have also been filed. On October 8, 2021, a Multi-District Litigation (MDL) in the US District Court for the Western District of Pennsylvania was formed, and most of these class action and personal injury lawsuits have been consolidated in the MDL for pre-trial proceedings. As of December 31, 2022, plaintiffs have filed a consolidated economic loss class action complaint on behalf of device users, hospitals, and insurers and other third-party payers, a consolidated medical monitoring class action complaint on behalf of device users, and over 300 individual personal injury complaints. The company anticipates that the number of individual personal injury complaints will increase in 2023.

In September 2022, the MDL court established a voluntary, court-approved census registry, and associated tolling, for potential claimants who have not filed claims, but may file claims in the future, relating to the Recalled Devices. The census registry replaces the private tolling agreement that had been in effect before the establishment of the census registry. At the time of termination, approximately 60,000 individuals had entered into the private tolling agreement. In the event these individuals wish to pursue or preserve their claims, they will need to file a lawsuit or register on the census registry. By December 31, 2022, approximately 13,500 individuals had joined the census registry. The company anticipates that the number of individuals on the census registry will increase in 2023.

In Australia, a consumer class action lawsuit alleging personal injury was filed against the company’s subsidiary Philips Electronics Australia Ltd on October 4, 2021. In the course of 2022, the plaintiff in the case has sought leave of the court to discontinue the class action citing that there is insufficient evidence to warrant the continuation of the class action and that since the issue of proceedings, Philips Respironics has been repairing, replacing, or refunding the devices which are the subject of the recall, meaning that any compensation relating to financial loss would be relatively confined. It is expected that the case will be discontinued in the first half of 2023.

Philips Respironics and certain of its affiliates (including the company) are also defendants in consumer class action lawsuits in Canada and Israel and collective actions in Chile, France and the Netherlands alleging economic loss and/or personal injury.

While the company believes it is probable that these lawsuits will in the aggregate lead to an outflow of economic resources for Philips Respironics or other Philips entities, given the significant uncertainty regarding the nature of the relevant events and potential obligations, the company is not currently able to reliably estimate the amount of the obligation associated with these various lawsuits. The final outcome of the lawsuits and the cost to resolve them cannot currently be determined due to a number of variables, including uncertainty regarding the ultimate number of claimants and their allegations. Moreover, Philips Respironics has not yet completed its test and research program for all of the categories of the Recalled Devices.

For the United States specifically, the relative early stage of the census registry, and lack of clarity around the nature of the specific injury each claimant is claiming, contribute to the uncertainty. In addition, the MDL court has not yet decided several significant motions, including motions to dismiss all of the complaints, and plaintiffs have not yet filed their motions for class certification in the economic loss and medical monitoring actions. Further, discovery is still in its early stages, and expert discovery has not yet begun. Moreover, Philips Respironics has not yet completed its test and research program for all of the categories of the Recalled Devices. An adverse outcome with respect to any or all of these lawsuits and/or any future claims could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

Securities claims

On August 16, 2021, a securities class action complaint was filed against the company, its former CEO and its CFO in the United States District Court for the Eastern District of New York alleging violations of the Securities Exchange Act of 1934 causing damage to investors. On January 3, 2022, the lead plaintiff in the case filed its amended complaint seeking to represent individuals that purchased Philips shares between February 23, 2016, through November 12, 2021. Following the filing and briefing of the company’s motion to dismiss in the first half of 2022, plaintiff filed a second amended complaint on November 30, 2022, in which the alleged damage period was expanded to include certain share price declines that were allegedly based on disclosures made in 2022. The second amended complaint now focuses on share price declines that allegedly occurred as a result of various disclosures starting on April 26, 2021 through October 2022. The company’s motion to dismiss the second amended complaint is due in the first quarter of 2023.

On September 11, 2022, the company received a letter from shareholders representative organization European Investors-VEB ("VEB"). The VEB holds Philips and its (former) managing and supervisory directors liable for – inter alia – allegedly failing to timely disclose price-sensitive information to shareholders regarding indications of potential (severe) health risks from the use of Recalled Devices, failing to exercise proper oversight over Philips Respironics and implement and ensure a proper information and risk management structure; providing incorrect or incomplete information in the company’s financial disclosures.

It is the company’s assessment that it is possible but not probable that these cases could lead to a certain outflow of economic resources. The company is not able to reliably estimate the financial impact, if any. An adverse outcome of these cases could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

Other claims

On October 12, 2021, SoClean, a company offering ozone-based cleaning products for sleep devices, filed a lawsuit against the company and certain of its affiliates alleging that the defendants’ statements about the potential adverse effect ozone cleaning may have on the recalled devices has significantly damaged its business. Philips believes that the claim is without merit and will vigorously defend itself. Motions to dismiss the case were filed in November and December 2022.

In addition, some of Philips Respironics’ business partners such as distributors and durable medical equipment providers have filed or threatened to file claims alleging economic losses suffered as a consequence of the voluntary recall. In particular, Philips Respironics is engaging with certain of its business partners on the level of compensation they allege to be entitled to under Philips Respironics’ replacement program of the Recalled Devices.

It is the company’s assessment that it is possible but not probable that these cases could lead to a certain outflow of economic resources. The company is not able to reliably estimate the financial impact, if any. In the event of an adverse outcome, these matters could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

To date no provisions have been recorded for the litigation and investigations associated with the Respironics field action.

Miscellaneous

For details on other contractual obligations, please refer to liquidity risk in Details of treasury and other financial risks.